UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2023

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

685 Route 202/206 N., Suite 301

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Approval of 2023 Equity Incentive Plan

As previously disclosed, the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (the “Company”) adopted the VYNE Therapeutics Inc. 2023 Equity Incentive Plan (the “2023 Plan”) on November 8, 2023, and submitted the 2023 Plan for stockholder approval at the 2023 Annual Meeting of Stockholders of the Company that was held on December 13, 2023 (the “Annual Meeting”). As described in Item 5.07 below, the Company’s stockholders approved the 2023 Plan at the Annual Meeting. The 2023 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the 2023 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 13, 2023 (the “Proxy Statement”) and is incorporated herein by reference. That summary and the foregoing description of the terms of the 2023 Plan are qualified in their entirety by the text of the 2023 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, as well as the underlying award agreements, forms of which are attached as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Equity Compensation Matters

On December 11, 2023, the Compensation Committee of the Board approved the grant of restricted stock units and options to employees of the Company, including members of management, for 2023 and 2024. The Compensation Committee determined such grants are appropriate to provide long-term incentives that align the interests of the Company’s employees with the interests of stockholders. In making its decision, the Compensation Committee considered: (i) that Company employees were not previously awarded equity compensation in the first quarter of 2023, consistent with past practice; (ii) the ownership percentage in the Company for the chief executive officer, the chief financial officer and the other named executive officers based on total shares outstanding (inclusive of shares underlying pre-funded warrants) is significantly less than amounts owned by such officers at peer companies; (iii) the impact of the loss of any employee, especially members of management, on the Company’s ability to execute its corporate objectives for 2024 and beyond; and (iv) the recent financing activities of the Company and the total shares outstanding, inclusive of shares underlying pre-funded warrants.

For David Domzalski, the Company’s Chief Executive Officer, the Compensation Committee approved the grant of 225,000 restricted stock unit awards and options to purchase 225,000 shares with a grant date of December 13, 2023, and a grant of 225,000 restricted stock unit awards and options to purchase 225,000 shares with a grant date of January 1, 2024, subject to the recipient’s continued service to the Company through each grant date. For each of Mutya Harsch, the Company’s Chief Legal Officer, Iain Stuart, the Company’s Chief Scientific Officer, and Tyler Zeronda, the Company’s Chief Financial Officer, the Compensation Committee approved the grant of 62,500 restricted stock unit awards and options to purchase 62,500 shares with a grant date of December 13, 2023, and a grant of 62,500 restricted stock unit awards and options to purchase 62,500 shares with a grant date of January 1, 2024, subject to the recipient’s continued service to the Company through each grant date.

These equity awards vest over a four-year period, with 25% vesting on the first anniversary of the last day of the quarter in which the grant was made, and 6.25% every quarter thereafter, in each case, subject to the recipient’s continued service to the Company through the vesting date. The exercise price for each option will be the closing price of the Company’s shares of common stock on the applicable grant date.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2023, the Company held the Annual Meeting, at which the stockholders considered three proposals, each of which is described in more detail in the Proxy Statement. Of the 13,957,324 shares entitled to vote as of the record date, 10,807,805 shares, or approximately 77%, were present or represented by proxy at the Annual Meeting, representing a quorum. Set forth below are the results of the matters submitted for a vote by stockholders at the Annual Meeting.

Proposal 1. The stockholders elected the following director to the Board, to hold office until the 2026 annual meeting of stockholders or until her successor is elected. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sharon Barbari	9,678,059	184,119	945,627

Proposal 2. The stockholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,666,683	113,944	27,178	0

Proposal 3. The stockholders approved the 2023 Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,650,797	204,128	7,253	945,627

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	VYNE Therapeutics Inc. 2023 Equity Incentive Plan
10.2	Form of Director Option Grant Notice and Option Agreement under the 2023 Equity Incentive Plan
10.3	Form of Employee Option Grant Notice and Option Agreement under the 2023 Equity Incentive Plan
10.4	Form of Employee Restricted Share Unit Grant Notice and Restricted Share Unit Award Agreement under the 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: December 13, 2023	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel